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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-47014) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-08951) of Merchants Group, Inc. of our report dated February 16, 1998 appearing on page F-1 of this Form 10-K.



/s/ Price Waterhouse LLP
    Buffalo, New York
    March 30, 1998